EXHIBIT 10.4

                          TELEVISION LICENSE AGREEMENT

                    An Agreement made on July 11, 2005-11-01

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By and between                                            and
HOP! CHANNEL LTD.                                         PEAK ENTERTAINMENT LTD
7 Harugei Malchut Street                                  Bagshaw Hall
Tel-Aviv 69714                                            Bakewell, Derbyshire, DE45 1DL
ISRAEL                                                    ENGLAND

("Licensee")                                              ("Licensor")

                                  In respect of
                          The Films/Television Program
                       (herein defined as "the Programs")

WHEREBY IT IS AGREED that in consideration of Licensee's Agreement to make payments, and in accordance with the Schedule of Terms and General Terms and Conditions and Schedules A and B, which form an integral part of this Agreement. The Licensor hereby grants to Licensee all Rights of the Program in the Territory listed and all conditions as hereafter described.

THE SCHEDULE OF TERMS

The Program:                              Title                                Running Time

                                          The Wumblers                            52x11'
Hour Duration of
Each Program:                             The Wumblers                          9.5 Hours

Total Duration
Of Contract:                              9.5 hours

The Rights:                               1. Basic Cable Television + Pay cable Television
                                          2. Basic Satellite Television + Pay Satellite Television
                                          3. Educational non-broadcast rights for duplication of
                                          VHS cassettes
                                          4. Closed circuit rights
                                          5.  Computer  networks  integrated  through  use  of  any
                                          protocol

The Territory:                            Israel

License Period:                           4 years from the Commencing Date.
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Commencing Date:                          January 1st, 2006. The Licensee shall have the right
                                          to broadcast promos, trailers and other such promotional
                                          segments before that date.


Exclusivity:                              Exclusive Cable and Satellite Rights with first 2 (two)
                                          years holdback against all forms of TV media including the
                                          Hebrew version over the Internet.

Number of Licensed
Broadcasts:                               Unlimited runs

License Fee Per Hour:                     400 USD

Total License Fee Per Program:            3,800 USD

Total License Fee
Of Contract:                              3,800 USD

Withholding Tax:                          To be deducted  according to the  International  Withholding
                                          Tax  Agreement  between  Israel  and  Licensor's  country of origin.  Licensor  hereby  declares  to own  all  beneficial rights in and to the Program.

Schedule of Payments: In all cases subject to prior signatures and exchange of this Agreement and upon receipt of
                                          Licensor's invoice. Full payment upon
                                          receipt of material, not later than 60
                                          days after materials have passed the
                                          technical check but not earlier than
                                          License Commencing Date.

Broadcast Materials                       Beta SP, PAL 625 lines, Analog
To be delivered:                          International version, (Clear Caption)

Additional Materials
To be Supplied:                           a) A VHS copy of the program in its
                                          original version.
                                          b) M&E Sound Track (with Time Code) c)
                                          English Script d) Music Cue Sheets
                                          e) Publicity Materials to include a
                                          minimum of: three (3) JPG photos 300
                                          dpi, two (2) slides and one (1)
                                          English synopsis
                                          f) Completed Program Information Sheet
                                          as set forth in Schedule A.
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Material On Loan:                         To be returned to Licensor within ten (10) weeks after
                                          receipt without any changes or damages save fair wear and
                                          tear.


Program Adaptation License shall be entitled to undertake or authorize the adaptation of Hebrew and/or Arabic and/or Russian subtitles and/or by means of dubbing of Hebrew and/or Arabic and/or Russian at its sole discretion and cost.

                                          Licensee has the right to make
                                          additions, deletions and modifications
                                          to the Programs and to make dubbed and
                                          sub-titled versions of the Programs
                                          and any promotional materials for use
                                          in the Territory as Licensee may
                                          determine.


                                          The Rights to such a subtitled or
                                          dubbed version will belong to the
                                          licensee also after the expiration of
                                          the License Period. The Licensee will
                                          provide Licensor with access to the
                                          dubbed version made by Licensee for
                                          the licensed Programs under this
                                          contract, provided Licensor pays
                                          Licensee fifty percent (50%) of all
                                          costs of production, as well as a full
                                          coverage of the costs of material,
                                          transfer and shipping.

                                          Licensor will notify Licensee of the
                                          Programs that are based on books that
                                          have been published in the Territory,
                                          the names of the characters featured
                                          in the Programs and the name of the
                                          local publisher of such books in the
                                          Territory.

Shipping Costs
Charged to:                               Licensee (both ways) - provided
                                          the Licensee's designated shipper was
                                          used in accordance to Licensees
                                          shipping instructions.


Date of delivery of                       As soon as possible, and not later
Material:                                 than two months before License
                                          Commencing Date.


Shipments To Be                           Licensee solely through its designated
Made To:                                  shipping broker (to Be informed),
                                          according to the following details:

                                          ATT: Mr. ORLAD SHERMAN
                                          HOP! CHANNEL LTD.
                                          7 Harugei Malchut Street
                                          Tel Aviv 69714
                                          ISRAEL
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Warranty:                                 The Licensor hereby warrants that s/he
                                          is authorized to grant the Rights
                                          herein licensed and that these rights
                                          do not conflict with any Rights
                                          granted to or held by any third party.

Other Terms: In the event of a conflict between the terms of this Schedule of Terms and The General Terms and Conditions, This Schedule of Terms shall govern.





    /s/ [stamped signature]                 /s/ Paula Shorrocks
           Alona Abt                        Name: Paula Shorrocks
      Executive Director                  Title: Commercial Director
       HOP! CHANNEL LTD.                    PEAK ENTERTAINMENT LTD
           LICENSEE                                LICENSOR

          11.7.2005                                19.7.05
       Date of Signature                      Date of Signature

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                                GENERAL TERMS AND CONDITIONS


1.DEFINITIONS

The following terms shall have the following meanings when used in this
Agreement:

Basic Cable Television means a schedule of programming, transmitted by means of coaxial or fiber-optic cable for reception on a television receiver, which is offered as part of package of programming included within the minimum obligatory subscription charge, if any, without a per program, per channel, or other charge of any kind (other than one time or periodic charges for connection to the cable television delivery system and any compulsory fees charged by a government or governmental agency assessed on those who use television sets).

Basic Satellite Television means the up-link transmission of a schedule of programming to a satellite and its down-link transmission to a terrestrial satellite reception dish for the purpose of viewing of the program on a television receiver which is located in the immediate vicinity of the reception dish, which is offered as part of a package of programming included within the minimum obligatory subscription charge, if any, without a per program, per channel, or other charge of any kind (other than one time or periodic charges for connection to the cable television delivery system and any compulsory fees charged by a government or governmental agency assessed on those who use television sets)

Pay Cable Television or Cable Pay Television means a transmission of a program by means of encoded signal over coaxial or fiber-optic cable for reception on a television receiver by means of a decoding device where a charge is made to the viewers for the right to use the decoding device or viewing any channel which transmits the program along with other programming;

Satellite Pay Television means the uplink transmission of a program by means of an encoded signal to a satellite and its down-link transmission to a terrestrial satellite reception dish and a decoding device for the purpose of viewing the program on a television receiver which is located in the immediate vicinity of the reception dish and decoding device where a charge is made to the viewer for the right to use the decoding for viewing a channel which transmits the program along with other programming.


2. LICENSE

2.1 Licensor warrants and represents that subject to the terms and provisions of this Agreement the Rights hereby granted include all Rights in and to the Programs for all purposes of this Agreement, including the Performing Rights to any musical compositions contained in the Programs. Unless anything contained in this Agreement is to the contrary, the Rights as granted hereunder are granted exclusively and will relate to all broadcasting and content transfer platforms, including, but not limited to, Cable Television, Pay Television, Satellite Transmissions`, Close circuit video showings, Free Television, Home Video Sell-Through, Bezeq infrastructure, ADSL, etc.

2.2 Licensor will provide a complete music cue sheet setting forth for each musical composition contained within the programs, the titles, the type of use, duration of use, a name of the composer, lyricist, publisher, copyright proprietor and performing rights society if any.

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2.3 Licensor warrants and represents that it owns exclusively of all of the television exhibition rights herein specified in each program and that Licensor has the right to enter into and perform this Agreement and to grant Licensee the rights and license herein provided.

2.4 Unless otherwise provided in this Agreement, all material relating to the Program may not be used, dealt with or otherwise disposed of except as provided herein.

2.5 The rights licensed hereunder shall expressly include the distribution of interactive games associated with the Hebrew version of the programs on the Licensor's web-site, by means of computer networks integrated through use of any protocol now known or hereafter in existence, including, without limitations, the TCP/IP protocol or any successor or similar technology used to access such computer networks (including, without limitation, the "Internet") for use on any viewing device using computer or computer mediated processing units or similar technology now known or hereafter on existence. For the avoidance of doubt nothing in this agreement gives rights to the distribution, merchandising or licensing of video games rights.

3. DELIVERY OF TRANSMISSION AND OTHER MATERIALS

3.1 Subject to the Schedule of Terms and Conditions of this Agreement, Licensor will upon Licensee's written request supply Licensee on loan basis with transmission materials physically suitable for transmission.

3.2 Licensee will bear all air freight costs of one delivery from Licensor to Licensee and delivery from Licensee to Licensor as well as any Israeli customs or broker's fees, providing that materials and shipping documentation is in accordance with licensee's requirements.


4. EXAMINATION OF TRANSMISION MATERIALS

4.1 Licensor will ensure that program materials supplied comply with Licensee's specifications as provided by the Licensee and enclosed as Schedule B, not later than ten days before delivery.


4.2 Upon receipt of the material of the Programs, and not later than sixty-five
(65) days, Licensee shall examine the said material and shall give Licensor written notice if the material is not physically suitable for telecast or home video distribution. Licensor shall promptly remedy such defect or make timely substitutions of a suitable print of the Programs at no additional cost or expense to Licensee. If none of the remedies or substitutions above specified is available and provided that Licensee has given written notice to Licensor to make such remedies or substitutions within a period of three (3) weeks upon receipt of such notice, then Licensee shall be relieved of its proportionate contractual obligations with respect to the portion of the license fee allocable to the program, further more Licensee at its sole discretion shall have the right to terminate this Agreement without liability of any kind to the Licensor. Licensor will refund Licensee for all freight charges caused by this Agreement.

4.3 The licensor undertakes that he will ensure that all Program Materials and/or contents supplied according to this agreement are suitable to children up to the age of 7 years old, and that they do not contain violence and/or scary scenes.

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The licensor acknowledges and agrees that if the licensee will decide, in his own discretion, that the material programs are not suitable for broadcasting, for the reasons mention in this section above, then Licensee shall be relieved of its proportionate contractual obligations with respect to the portion of the license fee allocable to the program, and the licensor will not have any claim against the licensee, directly and/or indirectly, under the license agreement and/or this agreement.


5. TERMINATION PROVISIONS:


5.1 Upon the expiration or other termination of this License term or the last permitted telecast of each Program, whichever is earlier, all material furnished by Licensor, including material manufactured on behalf of Licensee, shall be returned to Licensor. Insofar as Licensee has paid for the material delivered by Licensor and in the event that Licensee shall so elect, Licensee may either return such material to Licensor or destroy or erase it, in which case Licensee upon Licensor's request will provide Licensor with a certification of destruction.


6. WITHOLDING TAXES

6.1 In the event that any sums are or may be demanded from the licensee by the governments or other fiscal authorities in the Territory, or any portion thereof, the Licensee shall be entitled to deduct such sums from the license fees payable hereunder provided that Licensee shall furnish to the Licensor an official receipt of the applicable taxation authority for all such amounts so withheld.


7. EXHIBITION OF PROGRAMS:

7.1 Licensee may dub or subtitle or cause to be dubbed or subtitled the Programs only in Hebrew and/or Arabic and/or Russian without any cost or expense to Licensor. The rights to such a subtitled or dubbed version will belong to the Licensee also after the expiring of the agreed term of contract. The Licensee will provide Licensor with access to the dubbed version made by Licensee for the licensed Programs under this contract, provided Licensor pays Licensee fifty percent (50%) of all costs of production, as well as a full coverage of the costs of material, transfer and shipping.

7.2 Licensor will deliver Hebrew and/or Arabic and/or Russian language versions of the programs to licensee where available at no additional cost.

7.3 Each broadcast of the ones agreed in the Schedule of Terms covers the possibility of two (2) re-runs within forty-eight (48) hours.

7.4 Licensee may grant the right to edit the Program in order to adjust it to broadcasting schedules, censorship requirements, commercial insertions, technical considerations and as may be required by Law or regulatory Authorities in the Territory.

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8. ADVERTISING:

8.1 Licensee shall have the right to advertise, promote and publicize the programs in the exercise of its rights hereunder in all media and to authorize others to do so.

8.2 Licensee may, at its sole discretion, broadcast or give authorization to broadcast in any media including Free T.V, Cable T.V, Satellite, Internet (but only on the Licensee's web-site and for a duration of no more than 3 minutes per each single broadcast) and/or other media, extracts from the Programs for purposes of advertisement or publicity. Provided that no such broadcast shall exceed three (3) minutes in length. Licensee may, at its sole discretion, advertise images from the Program on: billboard out door events, activity pages and/or books, sold children magazines for purposes of advertisement or publicity of the Programs.

Licensor shall make available at reasonable cost to licensee any advertising or promotional material owned by licensor that is available for distribution in the territory.


9. SPECIAL TERMS:

9.1 The Licensee shall have the option to renew and/or purchase the sequel of a series and/or Programs on commercial terms.

9.2 The Licensee shall have a first refusal right to broadcast the Programs by way of Video on Demand.

9.3 The Licensee shall have a first refusal right to license and/or purchase, if available, any "Merchandise"(such as T-shirts etc.) and/or Home Video of any Program at commercial terms.

9.4 The Licensee shall have a first refusal right to license and/or purchase and/or create and /or produce and /or broadcast and/or to program and/or design computer programs and/or software, including but not limited to computer games and/or interactive television games, based on the Programs or the Programs' characters.


10. FORCE MAJEURE

If Licensor is prevented from making timely delivery of transmission materials of the Programs, as herein provided, or if Licensee is prevented from exhibiting the programs or from making the payments as per the agreed upon payment, by reason of any act of god, strike, labor dispute, fire, flood, delay in transportation, failure or delay of laboratory, war, public disaster, or any other cause or reason beyond the control of Licensor or Licensee, as case may be, such condition shall not be deemed to be a breach of this Agreement and Licensee may extend the term of this Agreement for a period co-extensive with the period or periods of such force majeure, which extended period shall commence to run immediately upon the expiration of the term of this Agreement.

11. CONFIDENTIALITY

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The terms of this Agreement and any information relating to the business affairs of either party, that may come to the attention of the other are confidential and may not be revealed to any third party other than each party's respective professional advisors, without the express permission of the other party. The provisions of this Clause 11 shall not apply to information which is or becomes publicly available or information which is required to be disclosed pursuant to a court order or applicable law, rules or regulations.

12. WARRANTIES

12.1 Licensor represents and warrants to Licensee that to the best of its knowledge the Programs are not defamatory of any individual or company. The Programs do not infringe on the proprietary or other rights of any government, individual, firm, company or corporation. It has the full right under copyright and all distribution rights required to grant this the License and that the broadcasting of the Programs will not violate the rights of others.

12.2 Licensor shall indemnify and hold the Licensee harmless from and against any and all claims, actions, damages, losses, liabilities and expenses (including reasonable attorney's fee) arising out of any broadcast of the Programs or that Licensee may suffer or incur as a result of the breach of any of Licensor warranties or as a result of a failure by Licensor to perform its obligations under this Agreement.


13. AGREEMENT COMPLETE

This Agreement mat not be altered, modified, renewed and extended except in writing and signed by both parties. This Agreement is complete and embraces the entire understanding between the parties, all prior understandings, either oral or written having been merged herein.


14. RIGHT TO ASSIGN

Licensor may not assign this Agreement, either voluntarily or by operation of law without the prior written consent of Licensee. Licensee may assign this agreement or any interest herein, to any subsidiary or affiliate corporation (e.g. Gold Zebra Communications Ltd.).


15. APPLICABLE LAW AND JURISDICTION

This Agreement shall be governed and interpreted in all respects according to the laws of Israel and the Tel Aviv Courts and these bodies shall be the competent courts of jurisdiction.


16. WAIVER

The waiver by either party hereto of any breach or default by the other party shall not be construed to be a waiver of any other breach or default, or of the same breach or default occurring thereafter.

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17. NOTICES:

Any notices given or required to be given hereunder shall be in writing and shall be sent by fax or by recorded or registered post to the parties as their respective addresses shown overleaf and shall be deemed to have been delivered six (6) days after the date of posting thereof if posted or when the proper answerback code is received by the sender if sent by fax.


18. CLAUSE HEADINGS

The Clause headings in this License are for information only and do not form part of the License.


19. EFFECT OF INVALIDITY OF PROVISION
It is understood and agreed that in the event any provision of this Agreement or any amendments thereto shall be found, by an authorized court of law, to be contrary to any applicable law or regulation and shall be declared invalid, the said invalidity shall not affect the effect of the other provisions of this agreement and of any amendments thereto, which shall, notwithstanding, continue in full force and effect.




    /s/ [stamped signature]                            /s/ Paula Shorrocks
           Alona Abt                                  Name: Paula Shorrocks
      Executive Director                            Title: Commercial Director
       HOP! CHANNEL LTD.                              PEAK ENTERTAINMENT LTD
           LICENSEE                                          LICENSOR

           11.7.2005                                         19.7.05
       Date of Signature                                Date of Signature



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Program Information Sheet
TELEVISION LICENSE AGREEMENT                                          LICENSE AGREEMENT N(degree)
Schedule A
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Title:
Running time:         eps X        minutes
              --------      -------
Genre:        [ ] Cel  Animation        [ ] Model Animation            [ ] Puppets           [ ] Live Action            [ ] Other:
Origin of the Program:
Year of Copyright:
Authors/Directors:
Original Language:
International prizes/awards:
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------

Title:
Running time:         eps X        minutes
              --------      -------
Genre:        [ ] Cel  Animation        [ ] Model Animation            [ ] Puppets           [ ] Live Action            [ ] Other:
Origin of the Program:
Year of Copyright:
Authors/Directors:
Original Language:
International prizes/awards:
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------

Title:
Running time:         eps X        minutes
              --------      -------
Genre:        [ ] Cel  Animation       [ ] Model Animation            [ ] Puppets           [ ] Live Action            [ ] Other:
Origin of the Program:
Year of Copyright:
Authors/Directors:
Original Language:
International prizes/awards:
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------

Title:
Running time:         eps X        minutes
              --------      -------
Genre:        [ ] Cel  Animation       [ ] Model Animation            [ ] Puppets           [ ] Live Action            [ ] Other:
Origin of the Program:
Year of Copyright:
Authors/Directors:
Original Language:
International prizes/awards:
                                        --------------------------------------------------------------------------------------------
                                        --------------------------------------------------------------------------------------------
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Schedule B: Technical Specifications

1. Textless opening and closing scenes

2. Separated list of credits in English for each title and eps

3. Analog Betacam SP Pal or SX Pal with: Separated M&E track on tracks 3 & 4. English Mix on tracks 1 & 2

4. Sound level: + OVU = 4dbu. The level of sound peaks should not be higher than + 3db.

5. Time Code: Start of each Beta should be as follows:

Time code in 01:00:00:00 should be continuous until the program ends according to the following order:

1. T.C. 00:57:00:00 BLACK and SILENCE for duration of 1 minute;
2. T.C. 00:58:00:00 TONE + BARS for duration of 1 minute;
3. T.C. 00:59:00:00 BLACK and SILENCE for duration of 30 seconds;
4. T.C. 00:59:30:00 SLATE* 20 seconds;
5. T.C. 00:59:50:00 BLACK and SILENCE for duration of 10 seconds;
6. T.C. 01:00:00:00. This is where the program should start;
7. T.C. in and out should always be for full frame only;
T.C. in and out should always be with a full picture, thus avoiding a continuing fade in or fade out.


SLATE in English

1. Production company/Producer
2. Name of title - in English
3. Name of episode
4. Name or number of series/season



5. Information - sound tracks:
Track 1&2 Mix
Tracks 3& 4 M&E

6. Duration of episodes

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Information that should appear on the cover of the Beta and on the sticker of the cassette:
|X|   Company name
|X|   Name of Program
|X|   Tittle of each eps
|X| Episode number of the cassette: names of episodes with time code in and time code out.


Information about the tracks
|X|   1&2 Mix
|X|   3&4 M&E + stereo/mono

Attention: Please add a page with a list of number and names of episodes with time code in and time code out.